Business Combinations - Schedule of Unaudited Proforma Consolidated Revenues and Net Loss (Details) - USD ($) $ in Thousands		3 Months Ended
		Mar. 31, 2022	Mar. 31, 2021
Business Acquisition [Line Items]
Revenue		$ 370,302	$ 383,527
Net loss	[1]	$ (1,164,511)	$ (76,542)

[1]	The pro forma net loss for three months ended March 31, 2022 was adjusted to exclude acquisition cost and include additional amortization and interest expense that would have been incurred assuming the intangible assets and associated debt had been recorded as of January 1, 2021. The pro forma net loss for the three months ended March 31, 2021 was adjusted to include the acquisition-related costs and additional amortization and interest expense that would have been incurred assuming the intangible assets and debt had been recorded as of January 1, 2021.